SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act

Date of Report: December 19, 2016
(Date of Earliest Event Reported: December 16, 2016)

Akorn, Inc.
(Exact Name of Registrant as Specified in its Charter)

Louisiana	001-32360	72-0717400
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1925 W. Field Court, Suite 300 Lake Forest, Illinois 60045
(Address of principal executive offices)

(847) 279-6100
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2. below):

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07    Submission of Matters to a Vote of Security Holders.

Akorn, Inc. (the “Company”) held a special meeting of the shareholders on December 16, 2016 at the Company’s corporate headquarters. The voting results on the proposals considered at the special meeting are provided below.

Proposal 1: The Akorn, Inc. 2016 Employee Stock Purchase Plan was approved with the voting results as follows:

For	Against	Abstentions	Broker Non-Votes
106,525,154	241,303	213,525	0

Proposal 2: The amendment and restatement of the Akorn, Inc. 2014 Stock Option Plan was approved with the voting results as follows:

For	Against	Abstentions	Broker Non-Votes
99,085,942	7,855,783	38,257	0

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

Akorn, Inc.

	By:	/s/ Duane Portwood
Duane Portwood
Chief Financial Officer

Date: December 19, 2016